EXHIBIT 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Curaleaf Holdings, Inc. (the "Company") for the fiscal year ended March 31, 2026, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Boris Jordan, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
(a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: August 5, 2026
/s/ Boris Jordan
Boris Jordan
Chairman and Chief Executive Officer
Curaleaf Holdings, Inc.
A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.